LOSS PER SHARE	12 Months Ended
Dec. 31, 2022
LOSS PER SHARE
LOSS PER SHARE
15.	LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per share for the years indicated:

	Years Ended December 31,
	2020	2021	2022
Net loss attributable to ordinary shareholders	(456,533)	(669,810)	(416,878)
Weighted average number of ordinary shares-basic and diluted	164,786,631	165,866,901	166,634,121
Net loss per ordinary share-basic and diluted	(2.77)	(4.04)	(2.50)

15.	LOSS PER SHARE (Continued)

As a result of the Group’s net loss for the three years ended December 31, 2020, 2021 and 2022, share options and restricted share units outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2020	2021	2022
Share options and Nonvested restricted share units	9,436,372	8,312,535	7,223,033